Subsequent events	3 Months Ended
Sep. 27, 2014
Subsequent Events [Abstract]
Subsequent Events [Text Block]
– SUBSEQUENT EVENTS

Perrigo Finance plc - On November 4, 2014, Perrigo Finance plc, a public limited company incorporated under the laws of Ireland, became a direct subsidiary of the Company.  Perrigo Finance plc is a 100% owned finance subsidiary of the Company, as defined in Rule 3-10(b) of Regulation S-X. Perrigo Finance plc expects to issue debt securities that will be fully and unconditionally guaranteed by the Company.  No other subsidiary of the Company will guarantee such indebtedness.

Omega Pharma Invest NV - On November 6, 2014, the Company entered into an Agreement for the Sale and Purchase of 685,348,257 Shares of Omega Pharma Invest NV (“Omega”) (the “Share Purchase Agreement”) with Alychlo NV (“Alychlo”) and Holdco I BE NV (“Holdco” and, together with Alychlo, the “Sellers”), limited liability companies incorporated under the laws of Belgium, pursuant to which the Company will purchase (the “Acquisition”) from the Sellers 685,348,257 shares (the “Shares”) of Omega Pharma Invest NV (“Omega”), a limited liability company incorporated under the laws of Belgium, representing 95.77% of the issued and outstanding share capital of Omega. The remaining shares of Omega (30,243,983 shares) will be held by Omega as treasury shares.

The Company agreed to acquire Omega for a total value of EUR 3.6 billion in equity and cash, which includes the assumption of EUR 1.1 billion in debt. The consideration will consist of cash of EUR 1.8 billion (the “Cash Consideration”) and 5,397,711 shares of the Company issued to Alychlo (the “Non-Cash Consideration” and, together with the Cash Consideration, the “Acquisition Consideration”). The Acquisition Consideration will be increased by interest from September 30, 2014 until the completion date on an amount of EUR 2.48 billion starting at a rate of 5% subject to monthly increases as set forth in the Share Purchase Agreement.

The Cash Consideration will be financed by borrowings under credit facilities of the Company and/or issuances of debt and/or equity of the Company and/or its subsidiaries.

The Sellers have agreed to indemnify the Company for certain losses. The Sellers’ indemnification and other obligations to the Company under the Share Purchase Agreement will be secured up to EUR 248.0 million.

In connection with the Acquisition, the Company will assume or repay/redeem all outstanding indebtedness of Omega and its subsidiaries, which includes (i) EUR 135.0 million of 5.1045% senior notes due 2023 and USD 20.0 million (after hedging arrangements, EUR 16.2 million) of 6.19% senior notes due 2016, (ii) EUR 300.0 million of 5.125% retail bonds due 2017, EUR 180.0 million of 4.500% retail bonds due 2017, and EUR 120.0 million of 5.000% retail bonds due 2019, (iii) approximately EUR 390.0 million outstanding (with additional amounts available to be drawn) under certain credit and overdraft facilities, and (iv) amounts incurred under various cash pooling and overdraft arrangements.

The Acquisition is conditioned upon customary closing conditions, including antitrust approval, accuracy of representations and warranties, compliance with covenants and no material adverse effect. The Company is obligated to use its best efforts to satisfy the antitrust approval condition, including making any required divestitures. Subject to the closing conditions, the Acquisition is expected to be completed during the third quarter of fiscal 2015.

Under the terms of the Share Purchase Agreement, Alychlo and its affiliates will be subject to a three-year non-compete in Europe and Belgium, and the Sellers will be subject to a two-year non-solicit, in each case subject to certain exceptions.

The Share Purchase Agreement contains other customary representations, warranties, and covenants of the parties thereto.

Also on November 6, 2014, the Company entered into a Senior Unsecured 364-Day Bridge Facility Commitment Letter (the “Bridge Commitment Letter”) and a Senior Unsecured Credit Facilities Commitment Letter (the “Senior Commitment Letter” and, together with the Bridge Commitment Letter, the “Commitment Letters” and, the commitments thereunder, the “Commitments”) pursuant to which JPMorgan Chase Bank, N.A. and Barclays Bank PLC have committed to: (i) provide up to EUR 1.75 billion under a 364-day senior unsecured bridge loan facility (the “Bridge Loan Facility”); (ii) (x) solicit consents to amend the terms of the Company’s existing term loan credit agreement (the “Existing Term Loan Credit Agreement”) to permit the Acquisition, (y) replace the Existing Term Loan Credit Agreement with a backstop term loan facility permitting the Acquisition and otherwise containing the same terms and commitments as the Existing Term Loan Agreement, or (z) replace the Existing Term Loan Credit Agreement by entering into a new term loan credit agreement providing for increased commitments up to an aggregate principal amount of USD 300.0 million and EUR 800.0 million (any such amended, backstop, or new agreement, the “New Term Loan Facility”); and (iii) (x) solicit consents to amend the terms of the Company’s existing revolving credit agreement (the “Existing Revolving Credit Agreement”) to permit the Acquisition, (y) replace the Existing Revolving Credit Agreement with a backstop revolving facility permitting the Acquisition and otherwise containing the same terms and commitments as the Existing Revolving Credit Agreement, or (z) replace the Existing Revolving Credit Agreement by entering into a new revolving credit agreement providing for increased commitments up to an aggregate principal amount of USD 1.0 billion (any such amended, backstop, or new agreement, the “New Revolving Facility” and, together with the Bridge Facility and the New Term Loan Facility, the “New Facilities”). The Commitments are subject to various conditions, including the absence of any Material Adverse Effect (as defined in the Commitment Letters) on Omega and its subsidiaries, the negotiation of definitive documentation with respect to the New Facilities, and the other closing conditions set forth in the Commitment Letters.

Concurrent with the announcement of the Acquisition, the Company entered into foreign currency option contracts to partly mitigate the currency exchange risk associated with the payment of the Euro-denominated purchase price.  These foreign currency option contracts will not be designated as hedging instruments and therefore changes in the derivatives fair value will be recorded in Other expense/income (net) on the Condensed Consolidated Statement of Operations.

Lumara Health, Inc. - On September 29, 2014, the Company announced a definitive agreement to acquire a portfolio of women's healthcare products from Lumara Health, Inc., a privately-held, Chesterfield, Missouri-based specialty pharmaceutical company, for $83.0 million in cash. The acquisition was completed on October 31, 2014.